Exhibit 10.8(d)
                                                                 ---------------

                                FIRST AMENDMENT

                                       TO

                            POWER PURCHASE AGREEMENT

                                    BETWEEN

                        PACIFIC GAS AND ELECTRIC COMPANY

                                      AND

                               ZOND SYSTEMS, INC.



     WHEREAS, on January 17, 1985, Pacific Gas and Electric Company (PGandE) and Wind Developers Inc. entered into a Standard Offer No. 4 Power Purchase Agreement (Agreement) for the purchase of power from generating facilities to be located in the Altamont Pass area of Alameda County.

     WHEREAS, on December 6, 1985, PGandE consented to an assignment of the Agreement from Wind Developers, Inc. to Zond Systems, Inc.

     WHEREAS, on December 6, 1985, PGandE consented to an assignment of the Agreement from Zond Systems, Inc. to Zond Windsystems Partners, Ltd. Series 85-C (Seller).

     THEREFORE, the parties hereby agree to the following amendments:

     1)   Article 3, Purchase of Power, Section (g)
          -----------------------------------------

          This section, which previously read "The transformer loss adjustment factor is determined in Appendix A-19" shall be changed to read as follows:

               "The transformer loss adjustment factor is 0 (footnote 3)."

               The following footnote shall also be added:

               3 If Seller chooses to have meters placed on Seller's side of the transformer, an estimated transformer loss adjustment factor of 2 percent, unless the Parties agree otherwise, will be applied. This estimated transformer loss figure will be adjusted to a measurement of actual transformer losses performed at Seller's request and expense.

     2)   Article 7, Curtailment
          ---------------------

          Seller's selection of Curtailment Option shall be changed from Curtailment Option A - Hydro Spill and Negative Avoided Cost to Curtailment Option B - Adjusted Price Period.

     3)   Appendix A, General Terms and Conditions, Section A-19
          ------------------------------------------------------

          This section, "Transformer Loss Adjustment for Low-side Metering", shall be deleted.

     All other terms and conditions of the Agreement remain unchanged. This First Amendment is effective as of the last date set forth below.


ZOND WINDSYSTEM PARTNERS,                   PACIFIC GAS AND ELECTRIC COMPANY
LTD, SERIES 85-C



By:  /s/ Craig A. Anderson                  By:  /s/ E.E. Hall
   -----------------------------------         -----------------------------
                                                       E.E. HALL
Title: Sr. V.P. of the General Partner
       -------------------------------      Title:  Chief Generation
                                                    Planning Engineer
Date Signed:  12/11/85
            --------------                  Date Signed:  12/10/85
                                                        ------------